Exhibit 24.01


                                POWER OF ATTORNEY

     Each of the undersigned directors of SCANA Corporation (the "Company"), hereby appoint W. B. Timmerman, Kevin B. Marsh and H. Thomas Arthur, and each of them severally, his or her true and lawful attorney or attorney's, with the power to act with or without the other, and with full power of substitution and re-substitution, to execute in his or her name, place and stead in his or her capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement on Form S-8 and any and all amendments thereto with respect to the issuance of 5,000,000 shares of the Company's common stock pursuant to the Company's Long-Term Equity Compensation Plan.

Dated:    February 22, 2000
          Columbia, South Carolina


s/B. L. Amick                                   s/W. H. Hipp
B. L. Amick                                     W. H. Hipp
Director                                        Director


s/J. A. Bennett                                 s/L. M. Miller
J. A. Bennett                                   L. M. Miller
Director                                        Director


s/W. B. Bookhart, Jr.                           s/J. B. Rhodes
W. B. Bookhart, Jr.                             J. B. Rhodes
Director                                        Director


s/W. C. Burkhardt                               s/ M. K. Sloan
W. C. Burkhardt                                 M. K. Sloan
Director                                        Director


s/H. M. Chapman                                 s/H. C. Stowe
H. M. Chapman                                   H. C. Stowe
Director                                        Director


s/E. T. Freeman                                 s/W. B. Timmerman
E. T. Freeman                                   W. B. Timmerman
Director                                        Director


s/L. M. Gressette, Jr.                          s/G. S. York
L. M. Gressette, Jr.                            G. S. York
Director                                        Director


s/D. M. Hagood                                  s/C. E. Zeigler, Jr.
D. M. Hagood                                    C. E. Zeigler, Jr.
Director                                        Director